                                                                 Exhibit 10.18.6

                             AMENDMENT NUMBER ELEVEN
                         TO LOAN AND SECURITY AGREEMENT


         This AMENDMENT NUMBER ELEVEN TO LOAN AND SECURITY AGREEMENT, dated as of September 28, 2001 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 30, 1998 (as amended from time to time, the "Loan Agreement"), by and between THE CREDIT STORE, INC., a Delaware corporation ("Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                 R E C I T A L S

         WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                A M E N D M E N T

         Section 1. AMENDMENT TO SECTION 10 OF THE LOAN AGREEMENT. Section 10 of the Loan Agreement is hereby amended by adding the following paragraph as an Event of Default:

               "(s) Borrower fails to deliver annual financial statements for fiscal year ending June 30, 2001, containing the unqualified opinion of, and certification of, an independent certified public accountant as provided in Section 8.3(6) of the Schedule."

         Section 2. AMENDMENT TO SECTION 2.1 SCHEDULE. The introductory paragraph to Section 2.1 of the Schedule to the Loan Agreement is hereby amended by deleting such introductory paragraph to the Section in its entirety and replacing it with the following:

               "Loans in a total amount at any time outstanding not to exceed the lesser of: (i) a total of Thirteen Million Dollars ($13,000,000) at any one time outstanding (the "Maximum Dollar Amount"), or (ii) the sum of (a), (b) and (c) below; provided, however, effective October 31, 2001 the Maximum Dollar Amount shall be permanently reduced to the lesser of Eleven Million Five Hundred Thousand Dollars ($11,500,000) or an amount equal to Thirteen Million Dollars ($13,000,000) minus Sixty percent (60%) of the net cash proceeds (excluding net cash proceeds from monthly sales by Borrower to TCS Funding IV) derived by Borrower from sales or securitizations of credit card portfolios on or after the date of the Amendment and prior to October 31. 2001; provided, further, effective at all times after October 31, 2001 the Maximum Dollar Amount shall be further permanently reduced by an amount equal to Sixty percent (60%) of all net cash proceeds (excluding net cash proceeds from monthly sales by Borrower to TCS Funding IV) derived by Borrower from sales or securitizations of credit card portfolios concluded after October 31, 2001."

         Section 3. AMENDMENT TO SECTION 3.2 OF THE SCHEDULE RELATING TO THE FACILITY FEE. Section 3.2 of the Schedule to the Loan Agreement relating to the Loan Fee and Facility Fee is hereby amended to provide that no additional Facility Fee will be earned, charged or due unless the Maturity Date is extended, by mutual agreement, beyond July 30, 2002.

         Section 4 AMENDMENT TO SECTION 9.1 OF THE SCHEDULE. The Maturity Date of May 31, 2002 as set forth in Section 9.1 of the Schedule to the Loan Agreement is deleted and the date of July 30, 2002 is substituted in place thereof.

         Section 5 AMENDMENT TO SECTION 9.1 OF THE SCHEDULE RELATING TO THE RENEWAL FEE. Section 9.1 of the Schedule to the Loan Agreement relating to the Renewal Fee is hereby amended to provide that no new Renewal Fee will be earned, charged or due unless the Maturity Date is extended, by mutual agreement, beyond July 30, 2002.

         Section 6 AMENDMENT FEE. Borrower shall pay to Coast an amendment fee (the "Amendment Fee") in the amount of One Hundred Fifty Thousand ($150,000) which said fee shall be fully earned and payable; One Hundred Thousand Dollars ($100,000) on December 31, 2001 and Fifty Thousand Dollars ($50,000) on May 31, 2002; provided, however, if and only if the Obligations of Borrower are repaid in full and the Loan Agreement is terminated before May 31, 2002, Coast agrees to waive the unpaid portion of the Amendment Fee (Fifty Thousand Dollars ($50,000)) which would otherwise have been due and payable on May 31, 2002.

         Section 7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (i) receipt by Coast of an executed copy of this Amendment executed by Borrower, and (ii) receipt by Coast of an executed copy of the reaffirmation of the Continuing Guaranty executed by American Credit Alliance, Inc., a Nevada corporation.

         Section 8. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

         Section 9. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 10. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.



                            (Signature Page Follows)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    THE CREDIT STORE, INC.,
                                    a Delaware corporation


                                    By ----------------------------------------
                                       President or Executive Vice President


                                    By ----------------------------------------
                                       Secretary or Ass't Secretary


                                    COAST:

                                    COAST BUSINESS CREDIT,
                                    a division of Southern Pacific Bank


                                    By ----------------------------------------

                                    Title -------------------------------------

                            REAFFIRMATION OF GUARANTY



         The undersigned has executed a Continuing Guaranty in favor of COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast") respecting the obligations of THE CREDIT STORE, INC., a Delaware corporation ("Borrower") owing to Coast. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that (a) its Continuing Guaranty remains in full force and effect, (b) nothing in such Guaranty obligates Coast to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmation of the Continuing Guaranty, and
(c) no requirement to so notify the undersigned or to seek reaffirmation in the future shall be implied by the execution of the reaffirmation.

                                       AMERICAN CREDIT ALLIANCE, INC.,
                                       A Nevada corporation



                                       By: ------------------------------------
                                                   Michael J. Philippe
                                                   Executive Vice President and
                                                      Chief Financial Officer